UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report  (date of earliest event reported):  October 22, 2003

SCP POOL CORPORATION (Exact name of registrant as specified in its charter)

Delaware	0-26640	36-3943363
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

109 Northpark Boulevard, Covington, Louisiana	70433-5001
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(985) 892-5521

SCP POOL CORPORATION

Item 7.		Financial Statements and Exhibits

	a.–b.	Financial statements of businesses acquired and pro forma financial information

None.

	c.	Exhibits

	Exhibit Number 99	Description

Press Release dated as of October 22, 2003, announcing the Company's third quarter earnings results.

Item 12.		Results of Operations and Financial Condition

On October 22, 2003, SCP Pool Corporation, a Delaware corporation, announced its third quarter earnings results.

A copy of the press release is filed herein as Exhibit 99.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on October 22, 2003.

SCP POOL CORPORATION

By: /s/ Craig K. Hubbard
Craig K. Hubbard
Chief Financial Officer, Treasurer and Secretary